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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2001

Styleclick, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31043	13-4106745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 E. Wacker Drive, Chicago, Illinois (Address of principal executive offices)	60101 (Zip Code)

Registrant's telephone number, including area code: (312) 856-1201

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description
99.1	Certain Financial Information of Styleclick, Inc.

Item 9. Regulation FD Disclosure

    On October 24, 2001, USA Networks, Inc. ("USAi"), of which the Registrant is a majority-owned subsidiary, issued a press release announcing its results for the quarter ended September 30, 2001 (the "Press Release"). The Press Release contained certain information regarding Styleclick's results for the quarter ended September 30, 2001. Such information, as well as certain additional information, appearing in Exhibit 99.1 hereto, is furnished pursuant to Regulation FD.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2001	STYLECLICK, INC.
	By:	/s/ ROBERT HALPER Robert Halper President

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Certain Financial Information of Styleclick, Inc.

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Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS